EXHIBIT (g)(ii)

Consents

CONSENT

I hereby consent to the use of (i) the Chief Executive Officer’s Report found on pages 8-9 of the Queensland Treasury Corporation Annual Report for the Fiscal Year Ended June 30, 2026 (the “Annual Report”) and (ii) the Certificate of the Queensland Treasury Corporation dated August 20, 2026, found on page 66 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(viii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Simon Ling
Mr. Simon Ling Chief Executive Officer, Queensland Treasury Corporation

Date: October 2, 2026

(g)(ii)-1

CONSENT

I hereby consent to the use of (i) the Chair’s Report found on page 6-7 of the Queensland Treasury Corporation Annual Report for the Fiscal Year Ended June 30, 2026 (the “Annual Report”) and (ii) the Certificate of the Queensland Treasury Corporation dated August 20, 2026, found on page 66 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(viii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Steve Johnston
Mr. Steve Johnston Chair, Queensland Treasury Corporation

Date: October 2, 2026

(g)(ii)-2

CONSENT

I hereby consent to the use of the Independent Auditor’s Report found on pages 67-69 of the Queensland Treasury Corporation Annual Report for the Fiscal Year Ended June 30, 2026, which is hereby filed as exhibit (c)(viii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Rachel Vagg
Ms. Rachel Vagg Auditor-General, State of Queensland

Date: October 2, 2026

(g)(ii)-3